Summary of Significant Accounting Policies - Cash, cash equivalents and restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Summary of Significant Accounting Policies
Cash and cash equivalents	¥ 19,887,575	$ 2,883,427	¥ 15,333,719
Restricted cash	3,154,240	457,322	2,994,408
Long-term restricted cash	113,478	16,453	46,437
Total	¥ 23,155,293	$ 3,357,202	¥ 18,374,564	$ 2,664,061	¥ 38,545,098	¥ 989,869